To:   SEC
From:	Bullfinch Fund, Inc.
Date:	September 15, 2011
Re:	Response to July 26, 2011 telephone call

VIA EDGAR

The following is the written response to the telephone conversation between the SEC and Christopher Carosa on July 26, 2011.

We acknowledge we will not use as an affirmative defense the fact that that the SEC has reviewed or given comments with regards to these issues.

1) In 2009 we switched to a new form N-1A (Security Release 33-8998 dated January 13, 2009), all funds were required to submit and new "A" filing. In response, state what internal control procedures the fund had in place to find this, did the fund sell any shares since then and what the fund intends to do about it.

In the months prior to the Final Release, we had our standard SEC audit and several comments were made regarding the new form N-1A. We responded that we would make the changes (or that the information was already contained and therefore no changes need be made) in our next filing. Because the next filing dealt with the "Summary" prospectus, we were aware of the need to file an "A" filing. However, it was our understanding not all funds were required to offer a "Summary" prospectus and we decided to not use a "Summary" prospectus and, instead, continue to rely on the full prospectus. Since we opted against using the "Summary" prospectus and since our prospectus had just been fully vetted by the SEC as part of our audit, we concluded it was appropriate to file as a "B" filing as permitted in the Final Release.

That being said, the Board decided at the August annual meeting to submit a new Form N-1A to allow it to use a "Summary" prospectus on its web-site. That new Form N-1A is now filed.

The internal control procedures the fund has in place is to review rule updates as the SEC makes new releases that pertain to the Fund's activities. We also receive regular updates from Wolters Kluwer Red Book. As indicated, we were aware of our choices and felt our actions complied with the new rules. Based on the understanding our filings have been compliant, the Fund continued to sell. Since the Fund has had two new shareholders since the January 1, 2011 effective date of the Rule. Those shareholders have made money since their purchases. Because of that and because the Fund feels it complied with the rule, Fund counsel has advised the Fund await decision for further action pending a response from the SEC to this letter.

2) Regarding 10/31/2010 Annual Statements do not include fair value disclosure as required by FASB ASC 820-10-50. What will the fund do if the price is not readily available?

The fund will add language to its future report statements to read: "In cases where market prices are unreliable or not readily available, for example, when trading on securities are halted as permitted by the SEC or when there is no trading volume on an Over-the-Counter security held by the Fund, the Fund relies on fair value pricing provided by the Adviser. In performing its fair value pricing, the Adviser acts under the ultimate supervision of, and follows, the policies of the Board of Directors. The Board of Directors retains the right to determine its own fair value price should it have reason to believe the price provided by the Adviser does not reflect fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.
There can be no assurance the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset value per share."

3) In 10/31/2011 Annual Statement in the performance summary, explain why benchmark is used.
The Annual Statement currently reads:
"The Value Line Geometric Index (VLG) is an unmanaged index of between 1,600 and 1,700 stocks. Value Line states "The VLG was intended to provide a rough approximation of how the median stock in the Value Line Universe performed. The VLG also has appeal to institutional investors as a proxy for the so-called 'multi-cap' market because it includes large cap, mid cap and small cap stocks alike." "
We will amend both the Fund's prospectus and future Annual Statements to add the following statement:
"The Fund feels it is an appropriate benchmark because the Fund's portfolios are multi-cap portfolios."

4) The independent auditor's report is deficient. Under Section 30g the auditor's report must state that the securities have been confirmed or physically examined. The auditor has to opine on the whole 5 years, look at the audit guide for investment companies. 11.08 and 11.09
We have contacted the auditor and they will revise the language used in their report to conform to the presentation provided in the audit guide for investment companies going forward.

5) In schedule of investments, disclose 7 day yield for Schwab MM.
The Rate was .01% as of 10/31/10 and the fund will revise the reports going forward to include this information.

6) On the GWNY, statement of assets and liabilities, answer why the adviser owes $2K+.
The calculation for the advisor reimbursement for investment advisory fees paid in excess of the 2% cap (Note D: Investment Advisory Agreement) cannot be made until the books are closed for the fiscal year. Once the amount is determined, prompt payment is made.

7) In the Statement of Operations and Change in Assets from Operations, remove stub for the four month period.
Going forward, the 4 month period will be dropped from future reports.

8) For BUNRX, the statement of Change in Net Assets does not include current year 2010.
There was a typo on the report on the column headings. They should read "October 2010, October 2009 and October 2008." The data is correct.

9) In Note D to investment advisory agreement, the Adviser has agreed to waive fees, we need to disclose whether this is voluntary or contractual. Since it's contractual, it must be filed every year with the N-1A.

10) Financial highlights for the unrestricted series is missing a June 2008. There was a typo on the report June 2007 is mislabeled. It should read "June 2008 and June 2006 should read June 2007." The data is correct.

11) Financial highlights for GWNY must years, so it's missing June 2006. Financial highlights should include 5 years of data. The 4 month period ending October 2008 should have been dropped and the year June 2006 should have been added in. Future reports will reflect this change.